Exhibit 99.2

EVERY CONNECTION COUNTS TE Connectivity Second Quarter 2021 Earnings April 21, 2021

Forward-Looking Statements This presentation contains certain "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words "anticipate," "believe," "expect," "estimate," "plan," and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results, and the impact on our operations resulting from the coronavirus disease 2019 (“COVID-19”). Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, the extent, severity and duration of COVID- 19 negatively affecting our business operations; business, economic, competitive and regulatory risks, such as conditions affecting demand for products in the automotive and other industries we serve; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; and the possible effects on us of changes in tax laws, tax treaties and other legislation, including the effects of Swiss tax reform. In addition, the extent to which COVID-19 will impact our business and our financial results will depend on future developments, which are highly uncertain and cannot be predicted. Such developments may include the geographic spread of the virus, the severity of the virus, the duration of the outbreak, the impact on our suppliers’ and customers’ supply chains, the actions that may be taken by various governmental authorities in response to the outbreak in jurisdictions in which we operate, and the possible impact on the global economy and local economies in which we operate. More detailed information about these and other factors is set forth in TE Connectivity Ltd.'s Annual Report on Form 10-K for the fiscal year ended Sept. 25, 2020 as well as in our Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP financial measure, in this presentation. Forward-Looking Statements and Non-GAAP Financial Measures 2

Earnings Highlights Strong Q2 results above guidance with double digit Sales growth and Record Adjusted EPS • Sales of $3.7B, up 17% on a reported basis and 11% organically Y/Y • Transportation up 15% organically Y/Y, with double-digit growth in all businesses • Industrial down 4% organically Y/Y, driven by weakness in Comm Air as expected • Communications up 29% organically Y/Y, with double-digit growth in both businesses • Orders of $4.6B, up 36% Y/Y. Book to bill of 1.22 • Adjusted Operating Margins up 80bps Y/Y to 17% • Record quarterly Adjusted EPS of $1.57, up 22% Y/Y driven by operational performance • Q2 Free Cash Flow of $477M with ~$340M returned to shareholders • Year to date free cash flow of ~$1B, a record for the first half Q3 Guidance reflecting significant Y/Y growth and similar performance to Q2 • Q3 sales and Adjusted EPS expected to be similar to Q2 levels • Sales of ~$3.7B compared to $2.5B in prior year • Adjusted EPS of ~$1.57 versus $0.59 in prior year Organic Net Sales Growth (Decline), Adjusted EPS, Adjusted Operating Margin and Free Cash Flow are non-GAAP financial measures; see Appendix for descriptions and reconciliations 3

Reported FY20 FY21 FY21 Q2 Growth Q2 Q1 Q2 Y/Y Q/Q Transportation 1,849 2,537 2,766 50% 9% Industrial 1,051 956 1,126 7% 18% Communications 467 556 678 45% 22% Total TE 3,367 4,049 4,570 36% 13% Book to Bill 1.05 1.15 1.22 Segment Orders Summary ($ in millions) 4 • Transportation and Communications orders strength reflecting market growth in all regions and supply chain replenishment • Industrial Y/Y growth driven by increases in Industrial Equipment, with stabilization in Commercial Aerospace and Medical Orders Reflect Ongoing Economic Recovery and Supply Chain Replenishment

Transportation Solutions $1,857 $2,287 Q2 2020 Q2 2021 • Automotive organic sales growth of 14% with growth in all regions, YTD content outperformance as expected • Commercial Transportation organic growth driven by market growth and content gains due to stricter emissions standards • Sensors organic growth in all markets; 39% reported growth includes the First Sensor acquisition Y/Y Growth Rates Reported Organic Automotive $1,630 19% 14% Commercial Transportation 382 30% 25% Sensors 275 39% 13% Transportation Solutions $2,287 23% 15% Q2 Sales Q2 Business Performance Q2 Adjusted Operating Margin $ in Millions Reported Up 23% Organic Up 15% Adjusted Operating Margin expansion on higher volumes Adjusted EBITDA Margin 23.6% 23.7% 5 17.3% 18.1% Q2 2020 Q2 2021 Organic Net Sales Growth (Decline), Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP financial measures: see Appendix for descriptions and reconciliations

Industrial Solutions $962 $952 Q2 2020 Q2 2021 Y/Y Growth Rates Reported Organic Aerospace, Defense and Marine $267 (16)% (21)% Industrial Equipment 339 21% 16% Medical 161 (13)% (13)% Energy 185 4% 4% Industrial Solutions $952 (1)% (4)% Adjusted Operating Margin declines driven by lower AD&M volume 15.1% 12.5% Q2 2020 Q2 2021 Adjusted EBITDA Margin 19.9% 17.4% • AD&M decline driven by continued weakness in the Commercial Aerospace market • Industrial Equipment growth in all regions benefitting from continued market recovery in factory automation applications, driven by the semi and auto markets • Medical impacted by ongoing delays in elective procedures caused by Covid-19 • Energy organic growth driven by increases in solar applications $ in Millions Q2 Sales Q2 Business Performance Q2 Adjusted Operating Margin Reported Down 1% Organic Down 4% 6 Organic Net Sales Growth (Decline), Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP financial measures: see Appendix for descriptions and reconciliations

$376 $499 Q2 2020 Q2 2021 Reported Up 33% Organic Up 29% Y/Y Growth Rates Reported Organic Data & Devices $278 28% 24% Appliances $221 40% 35% Communications Solutions $499 33% 29% • Data & Devices growth driven by market strength as well as share gains and content growth from high-speed cloud applications • Appliances growth driven by strong market improvement in all regions, as well as share gains 13.8% 21.0% Q2 2020 Q2 2021 Adjusted Operating Margin expansion driven by strong operational performance Organic Net Sales Growth (Decline), Adjusted Operating Margin and Adjusted EBITDA Margin are non-GAAP financial measures: see Appendix for descriptions and reconciliations Communications Solutions Q2 Sales Q2 Adjusted Operating Margin Q2 Business Performance $ in Millions Adjusted EBITDA Margin 18.4% 24.6% 7

Q2 Financial Summary ($ in Millions, except per share amounts) Q2 FY20 Q2 FY21 Net Sales $ 3,195 $ 3,738 Operating Income (Loss) $ (415) $ 612 Operating Margin (13.0%) 16.4% Acquisition-Related Charges 12 8 Restructuring & Other Charges, Net 22 17 Impairment of Goodwill 900 - Adjusted Operating Income $ 519 $ 637 Adjusted Operating Margin 16.2% 17.0% Earnings (Loss) Per Share* $ (1.35) $ 1.51 Acquisition-Related Charges 0.03 0.02 Restructuring & Other Charges, Net 0.05 0.04 Impairment of Goodwill 2.67 - Tax Items (0.12) - Adjusted EPS $ 1.29 $ 1.57 * Represents Diluted Earnings (Loss) Per Share from Continuing Operations. Adjusted Operating Income, Adjusted Operating Margin and Adjusted EPS are non-GAAP financial measures; see Appendix for descriptions and reconciliations. 8

Q2 Financial Performance $3,195 $3,522 $3,738 Q2 2020 Q1 2021 Q2 2021 $1.29 $1.47 $1.57 Q2 2020 Q1 2021 Q2 2021 Adjusted EBITDA Margin 21.9% 23.0% 22.2% 16.2% 17.7% 17.0% Q2 2020 Q1 2021 Q2 2021 Adjusted Operating Margin, Adjusted EPS, Adjusted EBITDA Margin and Free Cash Flow are non-GAAP financial measures: see Appendix for descriptions and reconciliations. Sales Adjusted Operating Margin Free Cash Flow Adjusted EPS Demonstrating Business Model Execution Despite Supply Chain Pressures 9 $554 $1,006 YTD 2020 YTD 2021 $ in Millions $ in Millions

EVERY CONNECTION COUNTS Additional Information

Y/Y Q2 2021 Adjusted EPS is a non-GAAP financial measure; See Appendix for description and reconciliation. Sales (in millions) Adjusted EPS Q2 2020 Results $3,195 $1.29 Operational Performance 393 0.22 FX Impact 150 0.08 Tax Rate Impact -(0.02) Q2 2021 Results $3,738 $1.57 11

Y/Y Q3 2021 Adjusted EPS is a non-GAAP financial measure; See Appendix for description and reconciliation. Sales (in millions) Adjusted EPS Q3 2020 Results $2,548 $0.59 Operational Performance 1,044 1.01 FX Impact 108 0.01 Tax Rate Impact -(0.04) Q3 2021 Guidance $3,700 $1.57 12

($ in Millions) Q2 2020 Q2 2021 Beginning Cash Balance $742 $1,098 Free Cash Flow 311 477 Dividends (153) (159) Share repurchases (269) (140) Net increase in debt 383 411 Acquisition of businesses, net of cash acquired (244) - Other 26 61 Ending Cash Balance $796 $1,748 Total Debt $4,355 $4,521 A/R $2,461 $2,921 Days Sales Outstanding* 69 70 Inventory $2,001 $2,134 Days on Hand* 80 74 Accounts Payable $1,390 $1,793 Days Outstanding* 58 64 Free Cash Flow and Working Capital Liquidity, Cash and Debt ($ in Millions) Q2 2020 Q2 2021 Cash from Continuing Operating Activities $481 $580 Capital expenditures, net (132) (85) Cash collected pursuant to collateral requirements related to cross-currency swap contracts (38) (18) Free Cash Flow $311 $477 Free Cash Flow is a non-GAAP financial measure, see Appendix for description and reconciliation * Adjusted to exclude the impact of acquisitions Q2 Balance Sheet & Cash Flow Summary 13

EVERY CONNECTION COUNTS Appendix

15 Non-GAAP Financial Measures We present non-GAAP performance and liquidity measures as we believe it is appropriate for investors to consider adjusted financial measures in addition to results in accordance with accounting principles generally accepted in the U.S. (“GAAP”). These non-GAAP financial measures provide supplemental information and should not be considered replacements for results in accordance with GAAP. Management uses non-GAAP financial measures internally for planning and forecasting purposes and in its decision-making processes related to the operations of our company. We believe these measures provide meaningful information to us and investors because they enhance the understanding of our operating performance, ability to generate cash, and the trends of our business. Additionally, we believe that investors benefit from having access to the same financial measures that management uses in evaluating our operations. The primary limitation of these measures is that they exclude the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using these non-GAAP financial measures in combination with the most directly comparable GAAP financial measures in order to better understand the amounts, character, and impact of any increase or decrease in reported amounts. These non-GAAP financial measures may not be comparable to similarly-titled measures reported by other companies. The following provides additional information regarding our non-GAAP financial measures: • Organic Net Sales Growth (Decline) – represents net sales growth (decline) (the most comparable GAAP financial measure) excluding the impact of foreign currency exchange rates, and acquisitions and divestitures that occurred in the preceding twelve months, if any. Organic Net Sales Growth (Decline) is a useful measure of our performance because it excludes items that are not completely under management’s control, such as the impact of changes in foreign currency exchange rates, and items that do not reflect the underlying growth of the company, such as acquisition and divestiture activity. This measure is a significant component in our incentive compensation plans. • Adjusted Operating Income (Loss) and Adjusted Operating Margin – represent operating income (loss) and operating margin, respectively, (the most comparable GAAP financial measures) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. We utilize these adjusted measures in combination with operating income (loss) and operating margin to assess segment level operating performance and to provide insight to management in evaluating segment operating plan execution and market conditions. Adjusted Operating Income (Loss) is a significant component in our incentive compensation plans. • Adjusted Other Income (Expense), Net – represents net other income (expense) (the most comparable GAAP financial measure) before special items including tax sharing income related to adjustments to prior period tax returns and other items, if any. • Adjusted Income Tax (Expense) Benefit and Adjusted Effective Tax Rate – represent income tax (expense) benefit and effective tax rate, respectively, (the most comparable GAAP financial measures) after adjusting for the tax effect of special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, other income or charges, and certain significant tax items, if any. • Adjusted Income (Loss) from Continuing Operations – represents income (loss) from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. • Adjusted Earnings (Loss) Per Share – represents diluted earnings (loss) per share from continuing operations (the most comparable GAAP financial measure) before special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, tax sharing income related to adjustments to prior period tax returns and other tax items, other income or charges, and certain significant tax items, if any, and, if applicable, the related tax effects. This measure is a significant component in our incentive compensation plans.

16 • Adjusted EBITDA and Adjusted EBITDA Margin - represent net income (loss) and net income (loss) as a percentage of net sales, respectively, (the most comparable GAAP financial measures) before interest expense, interest income, income taxes, depreciation, and amortization, as adjusted for net other income, income from discontinued operations, and special items including restructuring and other charges, acquisition-related charges, impairment of goodwill, and other income or charges, if any. • Free Cash Flow (FCF) – is a useful measure of our ability to generate cash. The difference between net cash provided by continuing operating activities (the most comparable GAAP financial measure) and Free Cash Flow consists mainly of significant cash outflows and inflows that we believe are useful to identify. We believe Free Cash Flow provides useful information to investors as it provides insight into the primary cash flow metric used by management to monitor and evaluate cash flows generated from our operations. Free Cash Flow is defined as net cash provided by continuing operating activities excluding voluntary pension contributions and the cash impact of special items, if any, minus net capital expenditures. Voluntary pension contributions are excluded from the GAAP financial measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters and cash paid (collected) pursuant to collateral requirements related to cross-currency swap contracts, are also excluded by management in evaluating Free Cash Flow. Net capital expenditures consist of capital expenditures less proceeds from the sale of property, plant, and equipment. These items are subtracted because they represent long-term commitments. In the calculation of Free Cash Flow, we subtract certain cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and may imply that there is less or more cash available for our programs than the most comparable GAAP financial measure indicates. It should not be inferred that the entire Free Cash Flow amount is available for future discretionary expenditures, as our definition of Free Cash Flow does not consider certain non-discretionary expenditures, such as debt payments. In addition, we may have other discretionary expenditures, such as discretionary dividends, share repurchases, and business acquisitions, that are not considered in the calculation of Free Cash Flow. • Free Cash Flow Conversion – represents the ratio of Free Cash Flow to Adjusted Income (Loss) from Continuing Operations. We use Free Cash Flow Conversion as an indicator of our ability to convert earnings to cash. Non-GAAP Financial Measures (cont.)

Segment Summary

($ in millions)

	For the Quarters Ended				For the Six Months Ended			
	March 26, 2021		March 27, 2020		March 26, 2021		March 27, 2020	
	Net Sales		Net Sales		Net Sales		Net Sales	
Transportation Solutions	$ 2,287		$ 1,857		$ 4,511		$ 3,725	
Industrial Solutions	952		962		1,825		1,889	
Communications Solutions	499		376		924		749	
Total	$ 3,738		$ 3,195		$ 7,260		$ 6,363	
	Operating Income	Operating Margin	Operating Income (Loss)	Operating Margin	Operating Income	Operating Margin	Operating Income (Loss)	Operating Margin
Transportation Solutions	$ 398	17.4 %	$ (606)	(32.6) %	$ 706	15.7 %	$ (290)	(7.8) %
Industrial Solutions	111	11.7	142	14.8	187	10.2	257	13.6
Communications Solutions	103	20.6	49	13.0	167	18.1	89	11.9
Total	$ 612	16.4 %	$ (415)	(13.0) %	$ 1,060	14.6 %	$ 56	0.9 %
	Adjusted Operating Income [1]	Adjusted Operating Margin [1]	Adjusted Operating Income [1]	Adjusted Operating Margin [1]	Adjusted Operating Income [1]	Adjusted Operating Margin [1]	Adjusted Operating Income [1]	Adjusted Operating Margin [1]
Transportation Solutions	$ 413	18.1 %	$ 322	17.3 %	$ 844	18.7 %	$ 647	17.4 %
Industrial Solutions	119	12.5	145	15.1	237	13.0	277	14.7
Communications Solutions	105	21.0	52	13.8	180	19.5	97	13.0
Total	$ 637	17.0 %	$ 519	16.2 %	$ 1,261	17.4 %	$ 1,021	16.0 %

(1) Adjusted operating income and adjusted operating margin are non-GAAP financial measures. See description of non-GAAP financial measures.

17

Reconciliation of Net Sales Growth

Change in Net Sales for the Quarter Ended March 26, 2021 versus Net Sales for the Quarter Ended March 27, 2020

	Net Sales Growth (Decline)		Organic Net Sales Growth (Decline) [1]		Translation [2]	Acquisitions/ (Divestiture)
	($ in millions)					
Transportation Solutions [3]:						
Automotive	$ 265	19.4 %	$ 184	13.5 %	$ 81	$ —
Commercial transportation	88	29.9	73	24.8	15	—
Sensors	77	38.9	27	13.4	8	42
Total	430	23.2	284	15.3	104	42
Industrial Solutions [3]:						
Aerospace, defense, oil, and gas	(51)	(16.0)	(66)	(20.8)	7	8
Industrial equipment	59	21.1	44	15.7	15	—
Medical	(25)	(13.4)	(25)	(13.4)	—	—
Energy	7	3.9	7	4.0	9	(9)
Total	(10)	(1.0)	(40)	(4.2)	31	(1)
Communications Solutions [3]:						
Data and devices	60	27.5	52	24.0	8	—
Appliances	63	39.9	56	35.3	7	—
Total	123	32.7	108	28.7	15	—
Total	$ 543	17.0 %	$ 352	11.0 %	$ 150	$ 41

Change in Net Sales for the Six Months Ended March 26, 2021 versus Net Sales for the Six Months Ended March 27, 2020

	Net Sales Growth (Decline)		Organic Net Sales Growth (Decline) [1]		Translation [2]	Acquisitions/ (Divestiture)
	($ in millions)					
Transportation Solutions [3]:						
Automotive	$ 489	17.7 %	$ 345	12.4 %	$ 144	$ -
Commercial transportation	161	29.2	138	24.9	23	-
Sensors	136	33.7	34	8.2	13	89
Total	786	21.1	517	13.8	180	89
Industrial Solutions [3]:						
Aerospace, defense, oil, and gas	(110)	(17.5)	(134)	(21.4)	13	11
Industrial equipment	91	16.8	65	11.8	26	-
Medical	(48)	(13.2)	(49)	(13.5)	1	-
Energy	3	0.8	-	0.1	12	(9)
Total	(64)	(3.4)	(118)	(6.3)	52	2
Communications Solutions [3]:						
Data and devices	75	17.2	62	14.4	13	-
Appliances	100	32.1	89	28.3	11	-
Total	175	23.4	151	20.2	24	-
Total	$ 897	14.1 %	$ 550	8.6 %	$ 256	$ 91

[1] Organic net sales growth (decline) is a non-GAAP financial measure. See description of non-GAAP financial measures.
[2] Represents the change in net sales resulting from changes in foreign currency exchange rates.
[3] Industry end market information is presented consistently with our internal management reporting and may be periodically revised as management deems necessary.

18

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 26, 2021 19 Operating income: Transportation Solutions $ 398 $ 5 $ 10 $ 413 Industrial Solutions 111 3 5 119 Communications Solutions 103 — 2 105 Total $ 612 $ 8 $ 17 $ 637 Operating margin 16.4% 17.0 % Other income, net $ 4 $ — $ — $ 4 Income tax expense $ (106) $ (2) $ (2) $ (110) Effective tax rate 17.3% 17.3 % Income from continuing operations $ 505 $ 6 $ 15 $ 526 Diluted earnings per share from continuing operations $ 1.51 $ 0.02 $ 0.04 $ 1.57 (2) See description of non-GAAP financial measures. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. U.S. GAAP Charges (1) (Non-GAAP) (2) Charges, Net (1) ($ in millions, except per share data) Adjustments and Other Adjusted Related Acquisition- Restructuring

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended March 27, 2020

	U.S. GAAP	Adjustments: Acquisition-Related Charges [1]	Adjustments: Restructuring and Other Charges, Net [1]	Adjustments: Impairment of Goodwill [1]	Adjustments: Tax Items [2]	Adjusted (Non-GAAP) [4]
	($ in millions, except per share data)					
Operating income (loss):						
Transportation Solutions	$ (606)	$ 10	$ 18	$ 900	$ —	$ 322
Industrial Solutions	142	2	1	—	—	145
Communications Solutions	49	—	3	—	—	52
Total	$ (415)	$ 12	$ 22	$ 900	$ —	$ 519
Operating margin	(13.0) %					16.2 %
Other income, net	$ 11	$ —	$ —	$ —	$ (8)	$ 3
Income tax expense	$ (42)	$ (2)	$ (4)	$ (4)	$ (31)	$ (83)
Effective tax rate	(10.2) %					16.1 %
Income (loss) from continuing operations	$ (452)	$ 10	$ 18	$ 896	$ (39)	$ 433
Diluted earnings (loss) per share from continuing operations [3]	$ (1.35)	$ 0.03	$ 0.05	$ 2.67	$ (0.12)	$ 1.29

[1] The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

[2] Includes an income tax benefit related to pre-separation tax matters and the termination of the tax sharing agreement with Tyco International and Covidien, as well as the related impact to net other income.

[3] U.S. GAAP diluted shares excludes one million of nonvested share awards and options outstanding as the inclusion of these securities would have been antidilutive because of our loss during the period. Such amounts are included in adjusted (non-GAAP) diluted shares.

[4] See description of non-GAAP financial measures.

20

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Six Months Ended March 26, 2021 21 Operating income: Transportation Solutions $ 706 $ 10 $ 128 $ — $ 844 Industrial Solutions 187 7 43 — 237 Communications Solutions 167 — 13 — 180 Total $ 1,060 $ 17 $ 184 $ — $ 1,261 Operating margin 14.6% 17.4 % Other income, net $ 3 $ — $ — $ — $ 3 Income tax expense $ (166) $ (4) $ (34) $ (29) $ (233) Effective tax rate 15.9% 18.7 % Income from continuing operations $ 880 $ 13 $ 150 $ (29) $ 1,014 Diluted earnings per share from continuing operations $ 2.64 $ 0.04 $ 0.45 $ (0.09) $ 3.05 Adjustments Acquisition- Restructuring Related and Other Adjusted U.S. GAAP Charges (1) Charges, Net (1) Tax Items (2) (Non-GAAP) (3) (3) See description of non-GAAP financial measures. ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Income tax benefits related to an Internal Revenue Service approved change in the tax method of depreciating or amortizing certain assets.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Six Months Ended March 27, 2020

	U.S. GAAP	Adjustments: Acquisition-Related Charges [1]	Adjustments: Restructuring and Other Charges, Net [1]	Adjustments: Impairment of Goodwill [1]	Adjustments: Tax Items [2]	Adjusted (Non-GAAP) [4]
		($ in millions, except per share data)				
Operating income (loss):						
Transportation Solutions	$ (290)	$ 15	$ 22	$ 900	$ —	$ 647
Industrial Solutions	257	4	16	—	—	277
Communications Solutions	89	—	8	—	—	97
Total	$ 56	$ 19	$ 46	$ 900	$ —	$ 1,021
Operating margin	0.9 %					16.0 %
Other income, net	$ 16	$ —	$ —	$ —	$ (8)	$ 8
Income tax expense	$ (489)	$ (3)	$ (4)	$ (4)	$ 324	$ (176)
Effective tax rate	815.0 %					17.3 %
Income (loss) from continuing operations	$ (429)	$ 16	$ 42	$ 896	$ 316	$ 841
Diluted earnings (loss) per share from continuing operations [3]	$ (1.28)	$ 0.05	$ 0.13	$ 2.67	$ 0.94	$ 2.50

(1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction.

(2) Includes income tax expense related to the tax impacts of certain measures of Swiss tax reform. Also includes an income tax benefit related to pre-separation tax matters and the termination of the tax sharing agreement with Tyco International and Covidien, as well as the related impact to net other income.

(3) U.S. GAAP diluted shares excludes two million of nonvested share awards and options outstanding as the inclusion of these securities would have been antidilutive because of our loss during the period. Such amounts are included in adjusted (non-GAAP) diluted shares.

(4) See description of non-GAAP financial measures.

22

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended June 26, 2020 23 Operating income (loss): Transportation Solutions $ (1) $ 6 $ 55 $ — $ 60 Industrial Solutions 70 2 40 — 112 Communications Solutions 65 — 3 — 68 Total $ 134 $ 8 $ 98 $ — $ 240 Operating margin 5.3% 9.4 % Other income, net $ 4 $ — $ — $ — $ 4 Income tax expense $ (185) $ (1) $ (21) $ 170 $ (37) Effective tax rate 145.7% 15.9 % Income (loss) from continuing operations $ (58) $ 7 $ 77 $ 170 $ 196 Diluted earnings (loss) per share from continuing operations (3) $ (0.18) $ 0.02 $ 0.23 $ 0.51 $ 0.59 (4) See description of non-GAAP financial measures. U.S. GAAP Acquisition- Related Charges (1) Adjustments (3) U.S. GAAP diluted shares excludes one million of nonvested share awards and options outstanding as the inclusion of these securities would have been antidilutive because of our loss during the period. Such amounts are included in adjusted (non-GAAP) diluted shares. (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Income tax expense related to an increase to the valuation allowance for certain non-U.S. deferred tax assets. Adjusted (Non-GAAP) (4) ($ in millions, except per share data) Restructuring and Other Charges, Net (1) Tax Items (2)

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 25, 2020 24 Operating income: Transportation Solutions $ 308 $ 5 $ 118 $ — $ 431 Industrial Solutions 76 4 38 — 118 Communications Solutions 64 — 11 — 75 Total $ 448 $ 9 $ 167 $ — $ 624 Operating margin 12.7% 17.7 % Other expense, net $ (1) $ — $ — $ — $ (1) Income tax expense $ (60) $ (2) $ (32) $ (29) $ (123) Effective tax rate 13.8% 20.1 % Income from continuing operations $ 375 $ 7 $ 135 $ (29) $ 488 Diluted earnings per share from continuing operations $ 1.13 $ 0.02 $ 0.41 $ (0.09) $ 1.47 Acquisition- Restructuring Adjustments ($ in millions, except per share data) (1) The tax effect of each non-GAAP adjustment is calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. (2) Income tax benefits related to an Internal Revenue Service approved change in the tax method of depreciating or amortizing certain assets. (3) See description of non-GAAP financial measures. Related and Other Adjusted U.S. GAAP Charges (1) Charges, Net (1) Tax Items (2) (Non-GAAP) (3)

Reconciliation of Free Cash Flow 25 Net cash provided by operating activities $ 580 $ 481 $ 1,220 $ 892 Net cash used in investing activities (77) (378) (323) (667) Net cash provided by (used in) financing activities 151 (31) (101) (345) Effect of currency translation on cash (4) (18) 7 (11) Net increase (decrease) in cash, cash equivalents, and restricted cash $ 650 $ 54 $ 803 $ (131) Net cash provided by continuing operating activities $ 580 $ 481 $ 1,220 $ 892 Excluding: Cash (collected) paid pursuant to collateral requirements related to cross-currency swap contracts (18) (38) 12 (32) Capital expenditures, net (85) (132) (226) (306) Free cash flow (1) $ 477 $ 311 $ 1,006 $ 554 For the Quarters Ended For the Six Months Ended March 26, March 27, March 26, March 27, (in millions) (1) Free cash flow is a non-GAAP financial measure. See description of non-GAAP financial measures. 2021 2020 2021 2020

Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin

	For the Quarters Ended		
	March 26, 2021	December 25, 2020	March 27, 2020
	($ in millions)		
Net income (loss)	$ 506	$ 381	$ (456)
(Income) loss from discontinued operations	(1)	(6)	4
Income tax expense	106	60	42
Other (income) expense, net	(4)	1	(11)
Interest expense	13	15	11
Interest income	(8)	(3)	(5)
Operating income (loss)	612	448	(415)
Acquisition-related charges	8	9	12
Restructuring and other charges, net	17	167	22
Impairment of goodwill	—	—	900
Adjusted operating income (1)	637	624	519
Depreciation and amortization	193	187	180
Adjusted EBITDA (1)	$ 830	$ 811	$ 699
Net sales	$ 3,738	$ 3,522	$ 3,195
Net income as a percentage of net sales	13.5 %	10.8 %	(14.3) %
Adjusted EBITDA margin (1)	22.2 %	23.0 %	21.9 %

	For the Quarters Ended							
	March 26, 2021				March 27, 2020			
	Transportation Solutions	Industrial Solutions	Communications Solutions	Total	Transportation Solutions	Industrial Solutions	Communications Solutions	Total
	($ in millions)							
Operating income (loss)	$ 398	$ 111	$ 103	$ 612	$ (606)	$ 142	$ 49	$ (415)
Acquisition-related charges	5	3	—	8	10	2	—	12
Restructuring and other charges, net	10	5	2	17	18	1	3	22
Impairment of goodwill	—	—	—	—	900	—	—	900
Adjusted operating income (1)	413	119	105	637	322	145	52	519
Depreciation and amortization	128	47	18	193	117	46	17	180
Adjusted EBITDA (1)	$ 541	$ 166	$ 123	$ 830	$ 439	$ 191	$ 69	$ 699
Net sales	$ 2,287	$ 952	$ 499	$ 3,738	$ 1,857	$ 962	$ 376	$ 3,195
Operating margin	17.4 %	11.7 %	20.6 %	16.4 %	(32.6) %	14.8 %	13.0 %	(13.0) %
Adjusted operating margin (1)	18.1 %	12.5 %	21.0 %	17.0 %	17.3 %	15.1 %	13.8 %	16.2 %
Adjusted EBITDA margin (1)	23.7 %	17.4 %	24.6 %	22.2 %	23.6 %	19.9 %	18.4 %	21.9 %

(1) See description of non-GAAP financial measures.

26

Reconciliation of Forward-Looking Non-GAAP Financial Measures to Forward-Looking GAAP Financial Measures 27 Diluted earnings per share from continuing operations $ 1.51 Restructuring and other charges, net 0.04 Acquisition-related charges 0.02 Adjusted diluted earnings per share from continuing operations (2) $ 1.57 Net sales growth (decline) 45.2 % Translation (5.1) (Acquisitions) divestitures, net 0.4 Organic net sales growth (decline) (2) 40.5 % Effective tax rate 17.5 % Effective tax rate adjustments (3) 1.5 Adjusted effective tax rate (2) 19.0 % Quarter Ending Outlook for (1) Outlook is as of April 21, 2021. (2) See description of non-GAAP financial measures. (3) Includes adjustments for special tax items and the tax effect of acquisition-related charges and net restructuring and other charges, calculated based on the jurisdictions in which the expense (income) is incurred and the tax laws in effect for each such jurisdiction. June 25, 2021 (1) Outlook for Fiscal 2021 (1)